Exhibit 99.2 FIRST QUARTER 2019

FIRST QUARTER 2019 TAKEAWAYS

MODEST TOP-LINE GROWTH

Revenue up 0.9%;

Up 2.9% in constant currency[1]

DELIVERING SOLID PROFITS

Earnings from Operations up 40.0% to $16.8 million – up more than 70% on an adjusted basis[2]

FOCUSING ON OUR FUTURE

Acquired NextGen and GTA to expand in niche engineering specialties

Aligning resources with growth

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(1) Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

(2) Excludes 2019 results from the NextGen Global Resources, LLC (NextGen) and Global Technology Associates, LLC (GTA) acquisitions, which were acquired on January 2, 2019, and were included in the reported results of operations in Americas Staffing and GTS, respectively, from the date of acquisition. Also excludes $6.3 million of restructuring charges, $4.7 million net of tax or $0.12 per share in Q1 2019.

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FIRST QUARTER 2019 FINANCIAL SUMMARY

	Actual Results	Change	Constant Currency Change[1]
Revenue	$1.4B	0.9%	2.9%
GP %	18.2%	80 bps	
Earnings from Operations	$16.8M	40.0%	43.7%
ROS %	1.2%	30 bps	
EPS	$0.56	($0.18)	

- Revenue growth reflects modest growth in Americas Staffing and Global Talent Solutions (GTS), including the acquisitions of NextGen and GTA, partially offset by lower revenue in International Staffing
- GP rate improves from the impact of higher margin acquisitions, structural improvement in product mix in GTS, and lower employee related costs in GTS and Americas Staffing, partially offset by the impact of unfavorable customer mix in International Staffing
- Earnings from Operations includes $6.3M of restructuring charges, but improved as compared to last year due to a combination of modest revenue growth and a higher GP rate, which produced higher GP dollars, and expense control efforts delivered improving expense leverage
- EPS includes $0.23 non-cash impact from gain on equity investment compared to a $0.42 gain in Q1 2018

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[1]Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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FIRST QUARTER 2019 FINANCIAL SUMMARY

(Excluding Gain on investment in Persol Holdings, Acquisitions, and Restructuring)

	Adjusted Results	Change	Constant Currency Change[4]
Revenue[1]	$1.3B	(1.7%)	0.3%
GP %[1]	18.0%	60 bps	
Earnings from Operations[1],[2]	$20.8M	74.1%	77.8%
ROS %[1],[2]	1.6%	70 bps	
EPS[1],[2],[3]	$0.40	$0.08	

- Revenue growth in constant currency reflects modest growth in Americas Staffing and GTS in the face of a challenging environment in the U.S., partially offset by lower revenue in International Staffing
- GP rate improves on structural improvement in product mix in GTS and lower employee related costs in GTS and Americas Staffing, partially offset by the impact of customer mix in International Staffing
- Earnings from Operations improved as compared to last year due to a combination of modest revenue growth and a higher GP rate, which produced higher GP dollars, and expense control efforts delivered an improving expense leverage
- EPS improves as solid earnings are partially offset by a higher effective tax rate

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[1]Excludes 2019 results from the NextGen and GTA acquisitions, which were acquired on January 2, 2019, and were included in the reported results of operations in Americas Staffing and GTS, respectively, from the date of acquisition.

[2]Excludes $6.3 million of restructuring charges, $4.7 million net of tax or $0.12 per share in Q1 2019.

[3]Excludes $13.2 million gain on investment in Persol Holdings, $9.1 million net of tax or $0.23 per share in Q1 2019 and $23.7 million gain on investment in Persol Holdings, $16.4 million net of tax or $0.42 per share in Q1 2018.

[4]Constant Currency represents year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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FIRST QUARTER 2019 EPS SUMMARY $ in millions except per share data First Quarter 2019 2018 Amount Per Share Amount Per Share Net earnings  $               22.1   $               0.56   $               29.1   $               0.74  Gain on investment in Persol Holdings, net of taxes(1)                   (9.1)                 (0.23)                 (16.4)                 (0.42) Restructuring charges, net of taxes(2)                    4.7                   0.12                     ‐                     ‐ Net earnings from acquisitions(3)                   (1.7)                 (0.04)                     ‐                     ‐ Adjusted net earnings  $               16.0   $               0.40   $               12.7   $               0.32  • As adjusted, net earnings and EPS increased as improving earnings from operations are partially offset by  higher income tax expense ----- (1)Gain on investment in Persol Holdings of $13.2 million, $9.1 million net of tax or $0.23 per share in Q1 2019 and gain on investment in Persol Holdings of $23.7 million, $16.4 million net of tax or $0.42 per share in Q1 2018. (2)Restructuring charges, net of taxes include $6.3 million of restructuring charges, $4.7 million net of tax or $0.12 per share in Q1 2019. (3)NextGen and GTA were acquired on January 2, 2019, and were included in the reported results of operations of Americas Staffing and GTS segments, respectively, from the date of acquisition. 5

FIRST QUARTER 2019 ORGANIC REVENUE GROWTH

$ in millions

	First Quarter					
	2019			2018		
	As Reported	Acquisitions [1]	Adjusted	As Reported	Change	Constant Currency Change [2]
Americas Staffing	$ 626.5	$ (20.2)	$ 606.3	$ 604.3	0.3%	0.8%
Global Talent Solutions	501.0	(15.7)	485.3	485.8	(0.1%)	0.4%
International Staffing	258.9	-	258.9	284.7	(9.1%)	(1.5%)
Total Company	$ 1,382.6	$ (35.9)	$ 1,346.7	$ 1,369.9	(1.7%)	0.3%

- Americas Staffing revenue growth reflects growth in educational staffing, partially offset by modest declines in professional and technical specialties and office services
- GTS revenue growth is driven by growth in outcome-based services, partially offset by declines in centrally delivered staffing
- International Staffing reflects declines in Western Europe, partially offset by growth in Eastern Europe
- Total Company revenue growth rate was impacted unfavorably by approximately 60 bps from the 2018 divestitures of our healthcare and legal specialty practices, which is primarily reflected in GTS

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(1)Organic revenue growth in Q1 2019 excludes the impact of the NextGen and GTA acquisitions in the Americas Staffing and GTS segments, respectively.
(2)Constant Currency represent year-over-year changes resulting from translating 2019 financial data into USD using 2018 exchange rates.

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FIRST QUARTER 2019 REVENUE GROWTH

Revenue Mix by Segment[1]



36%
45%
19%
Americas Staffing
Global Talent Solutions
International Staffing

Revenue Growth by Segment



Reported
Constant Currency
Organic Growth(2)
15%
10%
5%
0%
-5%
-10%
-15%
0.9%
2.9%
0.3%
3.7%
4.1%
0.8%
3.2%
3.6%
0.4%
(9.1%)
(1.5%)(1.5%)
Total
Americas Staffing
Global Talent Solutions
International Staffing

- Americas Staffing revenue growth includes the impact of the NextGen acquisition as well as growth in educational staffing, partially offset by modest declines in professional and technical specialties and office services
- GTS revenue growth includes the impact of the GTA acquisition in addition to growth in outcome-based services, partially offset by declines in centrally delivered staffing
- International Staffing reflects declines in Western Europe partially offset by growth in Eastern Europe

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[1] Revenue Mix by Segment includes the results from acquisitions.

[2] Organic growth represents revenue growth excluding the results of acquisitions on a constant currency basis.

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First Quarter 2019 Gross Profit Growth

Gross Profit Mix by Segment[1]



40%
47%
14%
Americas Staffing
Global Talent Solutions
International Staffing

Gross Profit Growth by Segment



Reported
Constant Currency
Organic Growth(2)
15%
10%
5%
0%
-5%
-10%
-15%
5.6%
7.4%
3.6%
8.5%
8.9%
3.3%
9.4%
10.3%
7.1%
(11.6%)
(4.2%)(4.2%)
Total
Americas Staffing
Global Talent Solutions
International Staffing

- Americas Staffing year over year comparisons reflects the impact of the NextGen acquisition and lower employee related costs
- GTS GP reflects the impact of the GTA acquisition, structural rate improvement from changes in product mix and lower employee related costs
- International Staffing reflects declines in GP rate related to customer mix and lower perm fees

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(1)Gross Profit Mix by Segment includes the results from acquisitions.

(2)Organic growth represents gross profit growth excluding the results of acquisitions on a constant currency basis.

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FIRST QUARTER 2019 GROSS PROFIT RATE GROWTH 20.0% 19.5% 19.0% 18.5% 20 bps  18.2% 50 bps 18.0% (10) bps 20 bps 17.4% 17.5% 17.0% 16.5% 16.0% 15.5% 15.0% Q1 2018 GP Rate Acquisitions Global Talent Americas Perm Fees Q1 2019 GP Rate Solutions Staffing • The acquisitions of NextGen and GTA, higher margin specialty businesses, improve overall GP rate • GTS GP reflects structural GP rate improvement from product mix and lower employee related costs • Americas Staffing year‐over‐year comparisons reflects lower employee related costs 9

FIRST QUARTER 2019 SG&A $ in millions  $250 $3 $6  $240 ($1) ($2) $235  $7 ($4)  $230 $226   $220  $210  $200  $190 Q1 2018 SG&A Acquisitions Restructuring Corporate Americas Global Talent FX Q1 2019 SG&A Staffing Solutions • Acquisitions reflect the SG&A expenses of NextGen and GTA, acquired in January 2019 • Restructuring costs reflect severance expenses associated with the revitalization of our service delivery  model in Americas Staffing  • Corporate expense primarily reflects higher performance based compensation and legal costs • Americas Staffing expenses were down due to effective cost management • GTS expense reflects lower performance based compensation and continued cost management 10

FIRST QUARTER 2019 CONVERSION RATE $ in millions 2019 2018 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing $            117.2 $                16.0 13.7% $            108.0 $                16.1 14.9%      (120) Global Talent Solutions                100.4                   25.7 25.7%                  91.8                   16.0 17.5%       820 International Staffing                  34.6                     3.3 9.5%                  39.1                     5.0 12.7%      (320) Total Company $            251.6 $                16.8 6.7% $            238.2 $                12.0 5.0%       170 • Americas Staffing conversion rate includes the impact of $6.3M of restructuring expenses in Q1 2019 • GTS conversion rate reflects improving GP rate and effective cost management • International Staffing conversion rate reflects declining GP, partially offset by effective cost management • Total Company conversion rate improvement reflects solid execution, partially offset by $6.3M of  restructuring expenses in Q1 2019 ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 11

FIRST QUARTER 2019 CONVERSION RATE

(Excluding Acquisitions and Restructuring)

$ in millions

	2019			2018			
	Gross Profit[(1)]	Earnings from Ops[(1)(2)]	Conversion Rate[(3)]	Gross Profit	Earnings from Ops	Conversion Rate[(3)]	Change (bps)
Americas Staffing	$ 111.0	$ 21.1	19.1%	$ 108.0	$ 16.1	14.9%	420
Global Talent Solutions	97.5	24.6	25.3%	91.8	16.0	17.5%	780
International Staffing	34.6	3.3	9.5%	39.1	5.0	12.7%	(320)
Total Company	$ 242.5	$ 20.8	8.6%	$ 238.2	$ 12.0	5.0%	360

- Americas Staffing and GTS conversion rates reflect improving GP rate and effective cost management
- International Staffing conversion rate reflects declining GP partially offset by effective cost management
- Total Company conversion rate improvement reflects improving GP rates and solid cost management efforts in a slow revenue growth environment

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(1)Excludes 2019 results related to the NextGen and GTA acquisitions in Americas Staffing and GTS, respectively.
(2)Excludes $6.3 million of restructuring charges in Q1 2019 in Americas Staffing.
(3)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit.

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FIRST QUARTER 2019 BALANCE SHEET DATA $ in millions Accounts Receivable Net Debt Excluding Acquisitions Acquisitions $80 $74  $1,500 $1,291 $1,293 $1,283  $1,300 $60 $1,100 $40 $33  $900 $20 $700 $2  $500 $0 Q1 2018 Q4 2018 Q1 2019(1) Q1 2018 Q4 2018 Q1 2019 • Accounts Receivable reflects the impact of recent acquisitions.  Including acquisitions, DSO is 58 days, up 1  day from a year ago and up 3 days from year end 2018, due in part to seasonal fluctuations • Debt reflects borrowing on the Securitization Facility, which was used to fund the January 2019 NextGen and  GTA acquisitions ----- (1)Q1 2019 Accounts Receivable includes $36 million of receivables related to acquisitions. 13

OUTLOOK –FULL YEAR 2019  Reported Revenue from up 2.5% to 3.5% YOY • 100 basis point unfavorable impact due to currency • Includes inorganic growth from recent acquisitions • Expected that growth accelerates in the second half of the year as  Americas Staffing delivery model changes take effect  Gross profit rate up 30 bps to 50 bps • Includes acceleration expected from recent acquisitions  SG&A up 3% to 4% YOY • Includes recent acquisitions and the impact of additional amortization of  purchased intangible assets  Effective income tax rate in the mid‐teens  Overall, conversion rate expected to improve 14

OUTLOOK –SECOND QUARTER 2019  Reported Revenue from up 1.5% to 2.5% YOY • 100 basis point unfavorable impact due to currency • Includes inorganic growth from recent acquisitions  Gross profit rate up 40 bps to 60 bps • Includes acceleration expected from recent acquisitions  SG&A up 2% to 3% YOY • Includes recent acquisitions and the impact of additional  amortization of purchased intangible assets 15

KELLY STRATEGIC M&A ACTIONS: 2016 - PRESENT

2016 2017 2018 2019

July 2016
Kelly and Persol form a JV combining the staffing operations in APAC

Sept. 2017
Kelly acquires Teachers On Call

April 2018
Kelly sells Kelly Healthcare Resources to InGenesis

July 2018
Kelly Innovation Fund invests in Kenzie Academy

Aug. 2018
Kelly invests in BTG

Dec. 2018
Kelly sells Kelly Legal Managed Services to Trustpoint.One

Jan. 2019
Kelly acquires Global Technology Associates, LLC (GTA)

Jan. 2019
Kelly acquires NextGen Global Resources, LLC (NextGen)

"We are focusing our efforts and investment dollars in order to accelerate our strategic intent to become a Specialty Talent Solutions Provider. As part of that strategic path forward, we will aggressively pursue investments in our specialty areas in order to provide Kelly with a solid platform for high-margin growth."

George Corona, President & CEO, Kelly Services

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RECENT ACQUISITIONS NEXTGEN & GTA  Leading provider of telecommunications, wireless, and connected  technology staffing solutions to Fortune 500 companies   Works side‐by‐side with clients, across the U.S. and in select global  markets, to meet the staffing challenges of the ever‐changing tech  landscape  Leading provider of engineering, technology, and business consulting  solutions and services in the telecommunications industry  Provides telecommunication network design, implementation,  testing optimization, and software development services  Couples high‐value engineering, technology, and business consulting  services with proprietary software products and solutions 17

NON-GAAP MEASURES Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding  the 2019 acquisitions, 2019 restructuring charges and the 2019 and 2018 gain on the investment in Persol Holdings are useful to understand the Company's fiscal 2019 financial performance and increases  comparability. Specifically, Management believes that removing the impact of these items allows for a  meaningful comparison of current period operating performance with the operating results of prior  periods. Additionally, the Company does not acquire businesses on a predictable cycle and the terms of  each acquisition are unique and may vary significantly. Management also believes that such measures are  used by those analyzing performance of companies in the staffing industry to compare current performance  to prior periods and to assess future performance. These non‐GAAP measures may have limitations as  analytical tools because they exclude items which can have a material impact on cash flow and earnings per  share. As a result, Management considers these measures, along with reported results, when it reviews  and evaluates the Company's financial performance. Management believes that these measures provide  greater transparency to investors and provide insight into how Management is evaluating the Company's  financial performance. Non‐GAAP measures should not be considered a substitute for, or superior to,  measures of financial performance prepared in accordance with GAAP. A reconciliation to the most  comparable GAAP measures is included with our earnings release dated May 6, 2019 and is available on our  Investor Relations website. 18

SAFE HARBOR STATEMENT This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti‐corruption, trade protection and other laws and regulations, availability of qualified full‐time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward‐looking statements contained herein, and we have no intention to update these statements. 19